Supplement to the John Hancock Income Funds Prospectus
                               dated March 1, 2002


John Hancock High Yield Bond Fund


The third sentence in the first paragraph of the "Goal and Strategy" section on page 10 has been deleted and replaced with the following:

In pursuing these goals, the fund normally invests at least 80% of its assets in U.S. and foreign high yield bonds and other fixed-income securities rated BB/Ba or lower and their unrated equivalents.



July 31, 2002